Exhibit 99.2
SEPARATION AGREEMENT AND GENERAL RELEASE AND WAIVER
          This Separation Agreement and General Release and Waiver (this “Agreement”) is made as of October 4, 2005, between KRATON Polymers LLC (the “Company”), and Robert Newman (the “Employee”).
          WHEREAS, the Company engaged the Employee to be its Vice President, Technology;
          WHEREAS, the Employee and the Company are parties to an Employment Agreement dated March 18, 2004 (the “Employment Agreement”);
          WHEREAS, Section 7(c) of the Employment Agreement provides that, as a condition to the receipt of certain benefits described therein, the Employee shall be required to execute a general release of claims in a form satisfactory to the Company;
          WHEREAS, the parties wish to confirm the termination without Cause of the Employee’s employment with the Company and set forth their agreement as to the manner in which the Employee’s employment with the Company will be closed out;
          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Employee agree as follows:
          1. Termination of Employment.
     (a) The parties agree that the Employee’s employment with the Company is terminated as of September 30, 2005 (the “Date of Termination”). The Employee hereby resigns, effective as of the Date of Termination, all positions, titles, duties, authorities and responsibilities with, arising out of or relating to his employment with the Company and its affiliates and agrees to execute all additional documents and take such further steps as may be required to effectuate such resignation.
     (b) The parties agree that (i) the Employee’s termination will be treated as a termination without Cause under Section 7(c) of the Employment Agreement and (ii) this Agreement shall serve as and fulfill all the requirements of a Notice of Termination for purposes of Section 7(e) of the Employment Agreement. Except as incorporated by reference herein, the Employment Agreement shall terminate immediately and, except as set forth therein, no benefits shall be paid or provided thereunder.
          2. Accrued Obligations.
     (a) No later than October 30, 2005, the Company shall pay the Employee a lump sum payment of $73,513, in satisfaction of all of the unpaid vacation time to which the Employee is entitled pursuant to company policy, post-retirement education payment, and 2005 pro-rata performance bonus.

     (b) The Employee has submitted to the Company any requests for reimbursement for any unreimbursed business expenses properly incurred by the Employee in accordance with Company policy prior to the Date of Termination. The Company will process these reimbursement requests in a manner consistent with past practices in effect prior to the Date of Termination.
     (c) The Employee shall be entitled to any benefit to which the Employee may be entitled under any tax qualified pension plan of the Company or its affiliates and any other benefits required to be provided by law.
     (d) These payments and benefits set forth in this Section 2 represent all of the Accrued Obligations (as that term is defined in the Employment Agreement) owed to the Employee and the Employee hereby acknowledges that payments of the amounts and provision of the benefits outlined in this Section 2 satisfy all of the Company’s obligations concerning Accrued Obligations.
          3. Certain Payments and Benefits.
     (a) In exchange for the Employee’s entering into this Agreement, including the General Release and Waiver contained herein and subject to Sections 10 and 14 herein, the Company shall make the following payments to the Employee and provide the Employee with benefits as set forth below (these payments and benefits collectively the “Termination Payments”):
     (i) continuation of the Employee’s annual Base Salary until the first anniversary of the Date of Termination, provided that if, prior to such first anniversary, the Employee begins to provide services (as an employee, consultant or otherwise) to another person or entity and such services are expected to continue or actually continue for more than 30 days, then the period of continuation of Base Salary shall be reduced to the later of (A) 6 months following such termination of employment or (B) the date the Employee begins to provide such services (the “Severance Continuation Period”) and, in either case, the Base Salary continuation shall be paid at the same time and in the same manner as if the Employee had remained employed by KRATON during such period. The Employee agrees to provide prompt written notice to Company if the Employee begins to provide services (as an employee, consultant or otherwise) to another person or entity and such services are expected to continue or actually continue for more than 30 days;
     (ii) any additional benefits the Employee may be entitled to under the Pension Benefit Restoration Plan;
     (iii) medical benefits for the Employee and his eligible dependents comparable to those medical benefits the Employee participated in on the Date of Termination during the Severance Continuation Period, provided in any case such medical benefits shall cease if the Employee becomes entitled to medical benefits from a new employer. KRATON will provide such medical benefits by making monthly payments of $650.00 directly to Employee during the Severance Continuation Period to cover Employee’s out-of-pocket costs for medical insurance premiums made to a third party insurance provider. The Company will cease to provide such benefits if the Employee does not execute this Agreement within the twenty-one day period provided in Section 14 or if the Employee revokes his agreement to accept the terms hereof during the seven-day revocation period provided for in Section 14 of this Agreement;
     (iv) Pursuant to section 10 of the Limited Liability Company Operating Agreement of Kraton Management LLC (the “Kraton Management LLC Agreement”), the Kraton Management LLC shall repurchase 250,000 Company Membership Units (as that term is defined in the Kraton Management LLC Agreement) held by the Employee at the price of $1.00 per Company Membership Unit, for a total purchase price (the “Purchase Price”) of $250,000. Upon payment of the Purchase Price, the Employee hereby surrenders all rights and interests in the 250,000 Company Membership Units and hereby represents and warrants that he has full power and authority to sell, assign and transfer such units (subject to the Kraton Management LLC Agreement) and that Kraton Management LLC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims whatsoever. The Employee hereby agrees that, upon request, he shall execute and deliver any additional documents deemed by Kraton Management LLC to be necessary or desirable to complete the redemption of the Company Membership Units described herein; and
     (v) The Employee acknowledge that of the 1,000,000 options he holds to purchase Company Membership Units (“Options”), 200,000 will be vested as of the Date of Termination (“Vested Options”) and the remaining 800,000 shall be forfeited. Pursuant to Section 4.5(b) of the applicable option grant agreement(s), these Vested Options will remain exercisable for a period of 90 days following the Date of Termination. The Company hereby agrees to extend the exercise period for these Vested Options to the earlier of (i) the fifth anniversary of the Date of Termination, or (ii) a Change in Control (as defined in the TJ Chemical Holdings LLC 2004 Option Plan) as consideration for the Employee agreeing to extend the Restricted Period under Section 8 of the Employment Agreement and incorporated by reference herein from one year to the earlier of (i) five years, or (ii) until a Change in Control, with the Restricted Period to be a minimum of one year from Date of Termination. In the event the Employee violates the restrictive covenants described and incorporated herein by reference pursuant to Section 9 of this Agreement, in addition to the Company’s rights to seek injunctive relief or other damages, the Vested Options shall immediately terminate and if any portion of the Vested Option has been exercised, the Employee shall be required to deliver all such shares (and any successor shares) that he received as a result of the exercise of such Vested Options and any payments or other value the Employee received in connection with the shares acquired upon exercise of the Vested Options.
     (vi) The Employee hereby acknowledges that, other than the 250,000 Company Membership Units and 1,000,000 Options referenced above, he does not own and is not entitled to any other equity interests in the Kraton Management LLC, TJ

Chemical Holdings LLC or any of their respective affiliates and all Company Profits Units (as that term is defined in the Kraton Management LLC Agreement) granted or to be granted to the Employee were forfeited upon the Date of Termination.
     (b) All payments and other benefits provided to the Employee, including without limitation the Termination Payments and the Accrued Obligations shall be subject to, and reduced by, all applicable withholding or other taxes. The Termination Payments and Accrued Obligations shall not be taken into account as compensation and no service credit shall be given after the Date of Termination for purposes of determining the benefits payable to the Employee or the Employee’s family under any plan, program, agreement or arrangement of the Company. The Employee acknowledges that, except for the Termination Payments and the Accrued Obligations, he is not entitled to any other payment from the Company, including, without limitation, any payment in the nature of severance, termination, or bonus pay (accrued or otherwise) from the Company.
          4. General Release and Waiver.
     (a) The Employee, his heirs, successors, and assigns, hereby knowingly and voluntarily remise, release and forever discharge the Company, its subsidiaries and affiliates, its and their respective officers, directors, partners, shareholders, employees, successors and assigns (collectively, the “Related Persons”), from any and all debts, demands, actions, causes of actions, accounts, covenants, contracts, agreements, claims, damages, omissions, promises, and any and all claims and liabilities whatsoever, of every name and nature, known or unknown, suspected or unsuspected, both in law and equity (“Claims”), which the Employee has ever had, now has, or may hereafter claim to have against the Company or any Related Persons by reason of any matter, cause or thing whatsoever arising from the beginning of time to the time the Employee signs this Agreement. This Release of Claims shall apply to any Claim of any type, including, without limitation, any and all Claims of any type that the Employee may have arising under the common law, under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967 (“ADEA”), the Older Workers Benefit Protection Act, the Americans With Disabilities Act of 1967, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, the Texas Labor Code, including without limitation the Texas Commission on Human Rights Act (V.T.C.A. Section 21.001, et seq.), each as amended, and any other Texas law, and any other federal, state or local statutes, regulations, ordinances or common law, or under any policy, agreement, contract, understanding or promise, written or oral, formal or informal, between any of the Related Persons and the Employee, and shall further apply, without limitation, to any and all Claims in connection with, related to or arising out of the Employee’s relationship, employment, or the termination of the Employee’s employment, with the Company, and all Claims for alleged tortious, defamatory or fraudulent conduct. The Employee also hereby waives any Claim for reinstatement, severance pay, attorney’s fees, or costs, except as otherwise expressly set forth in this Agreement. By signing this Agreement, the Employee agrees and represents that he will not be entitled to any personal recovery in any action or proceeding that may be commenced on his behalf arising out of any of the matters that are the subject of the Release, including but not limited to claims brought by the Equal Employment Opportunity Commission. This release shall not apply to any obligation of the Company or its affiliates pursuant to this Agreement or any rights in the nature of indemnification, which the Employee may have with respect to claims against the Employee relating to or arising out of his employment with the Company or its affiliates.
     (b) The Employee acknowledges that certain of the Termination Payments constitute good and valuable consideration to which he is otherwise not entitled for the release contained in this Section 4.
          5. Cooperation of Employee. Consistent with the obligations set forth in Section 11(j) of the Employment Agreement (which is incorporated by reference in its entirety herein and which provisions, by its express terms, survives the termination of the Employment Agreement), the Employee shall, at the Company’s expense, provide his reasonable cooperation in connection with any action or proceeding (or any appeal therefrom) that relates to events occurring during the Employee’s employment with the Company.
          6. Confidentiality of Agreement. The Employee and the Company shall keep the terms of this Agreement confidential and shall not directly or indirectly disseminate any information (in any form) regarding this Agreement to any person or entity, other than his immediate family, legal or financial advisors or any subsequent employer, or except as may be agreed to in writing by the other party. Notwithstanding the foregoing, either party may disclose the information described herein, to the extent compelled to do so by lawful service of process, subpoena, court order, or as otherwise compelled to do by law, including any disclosure requirement of the U.S. securities laws, including full and complete disclosure in response thereto, in which event such party agrees to provide the other party with a copy of the document(s) seeking disclosures of such information promptly upon receipt of such document(s) and prior to disclosure of any such information, so that the other party may, upon notice to the first party, take such action as it deems to be necessary or appropriate in relation to such subpoena or request. The obligations under this Section 6 shall cease for both parties at such time that this document (once executed by both parties) is filed publicly with the Securities and Exchange Commission.
          7. Return of Property and Cessation of Services Provided by the Company.
          (a) Employee shall return all property of the Company in his possession within 15 days of the Date of Termination, including, but not limited to: sporting event or other tickets purchased by the Company; credit cards; security key cards; telephone cards; cell phones; car service cards; facsimile machines; computers, computer software, hardware or other equipment such as printers and wireless cards; identification cards; records and copies of records; correspondence and copies of correspondence; files, including all computer files; and other books or manuals issued by the Company.
          (b) The Employee shall within 30 days of the Date of Termination cancel: (i) all club memberships currently sponsored, paid for or maintained by the Company for the Employee’s benefit; (ii) all subscriptions currently sponsored, paid for or maintained by the Company for the Employee’s benefit, including without limitation, subscriptions to periodicals;

newspapers; seasonal or other tickets to sporting events or other entertainment; and (iii) any other service currently sponsored and or maintained by the Company for the Employee’s benefit.
          8. Non-Disparagement. The Employee hereby agrees not to make any statement, written or oral, that materially disparages the business or management of the Company or its affiliates. The Company hereby agrees that it will use its reasonable efforts to ensure that the members of the Board of Directors of the Company and its senior executive officers shall not make any statement, written or oral that materially disparages the Employee’s reputation. The Company acknowledges that none of the senior executive officers of the Company nor any members of its Board of Directors are aware of any claims or causes of action arising on or prior to the date of this Agreement against the Employee arising from the employment relationship of the Employee with the Company.
          9. Incorporation by Reference. The following Sections of the Employment Agreement are hereby incorporated by reference as if repeated herein and shall continue in effect notwithstanding the termination of the Employment Agreement: Section 11(j) (relating to cooperation); Section 8 (“Non-Competition”); Section 9 (“Confidentiality; Inventions”); and Section 10 (“Specific Performance”).
          10. Certain Forfeitures in Event of Breach. The Employee acknowledges and agrees that, notwithstanding any other provision of this Agreement, and in addition to the forfeitures described in Section 3 herein, the event the Employee materially breaches any of his obligations under Section 4, 5, 6, 7, 8 or 9 of this Agreement, including the sections of the Employment Agreement incorporated by reference in Section 9 of this Agreement, the Employee will forfeit his right to receive the Termination Payments (except any payment under Section 3(a) (ii) and Section 3(a) (iv)) to the extent not theretofore paid to him as of the date of such breach. As referenced in Section 3(v), if the employee breaches the Extended Restricted Period (beyond 12 months) under Section 8 of the Employment Agreement the employee will forfeit the vested options.
          11. No Admission. This Agreement does not constitute an admission of liability or wrongdoing of any kind by the Company or its affiliates.
          12. Heirs and Assigns. The terms of this Agreement shall be binding on the parties hereto and their respective successors and assigns.
          13. General Provisions.
          (a) Integration. This Agreement, including the specific sections of the Employment Agreement expressly incorporated by reference herein in Section 9 above, constitutes the entire understanding of the Company and the Employee with respect to the subject matter hereof and supersedes all prior understandings, written or oral, including without limitation the Employment Agreement. The terms of this Agreement may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of the Company or the Employee to insist on strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Agreement is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.
          (b) Choice of Law. This Agreement shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of Texas, without regard to its choice of law provisions.
          (c) Construction of Agreement. The parties hereto acknowledge and agree that each party has reviewed and negotiated the terms and provisions of this Agreement and has had the opportunity to contribute to its revision. Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement. Rather, the terms of this Agreement shall be construed fairly as to both parties hereto and not in favor or against either party.
          (d) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
          (e) Notice. Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and shall be deemed to be given when delivered personally or four days after it is mailed by registered or certified mail, postage prepaid, return receipt requested or one day after it is sent by a reputable overnight courier service and, in each case, addressed as follows (or if it is sent through any other method agreed upon by the parties):
If to the Company:
KRATON Polymers LLC
C/o Texas Pacific Group
301 Commerce Street, suite 3300
Fort Worth, TX 76102
Attention: Joseph Waiter, Esq.
With a copy to:
Cleary Gottlieb Steen & Hamilton
One Liberty Plaza
New York, NY 10006
Attention: Robert J. Raymond, Esq.

          If to the Employee, to the address on record with the Company; or, for either party, to such other address as any party hereto may designate by notice to the others, and shall be deemed to have been given upon receipt.
          14. Knowing and Voluntary Waiver. The Employee acknowledges that, by the Employee’s free and voluntary act of signing below, the Employee agrees to all of the terms of this Agreement and intends to be legally bound thereby.
          The Employee understands that he may consider whether to agree to the terms contained herein for a period of twenty-one days after the date hereof. Accordingly, the Employee may execute this Agreement by [   ], 2005 to acknowledge his understanding of and agreement with the foregoing. The Termination Payments provided for herein will not commence until the Effective Date as that term is defined directly below. The Employee acknowledges that he has been advised to consult with an attorney prior to executing this Agreement.
          This Agreement will become effective, enforceable and irrevocable on the eighth day after the date on which it is executed by the Employee (the “Effective Date”). During the seven-day period prior to the Effective Date, the Employee may revoke his agreement to accept the terms hereof by indicating in writing to the Company, in a manner consistent with the Notice provisions provided for in Section 13 above, his intention to revoke. If the Employee exercises his right to revoke hereunder, he shall forfeit his right to receive any of the benefits provided for herein, other than the Accrued Obligations, and to the extent such payments have already been made (other than the Accrued Obligations), the Employee agrees that he will immediately reimburse the Company for the amounts of such payments.
          The Employee acknowledges that, by his free and voluntary act of signing below, he agrees to all of the terms of this Agreement, including the General Release and Waiver contained herein and intends to be legally bound thereby.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized representatives and the Employee has signed this Agreement as of the day and year first above written.

KRATON POLYMERS LLC
/s/ Richard A. Ott
Name: Richard A. Ott
Title: Vice President — Human Resources

/s/ Robert Newman
Robert Newman

Acknowledgment

STATE OF	Texas		)
ss:
COUNTY OF	Harris	)

On the 4th day of October, 2005, before me personally came Robert Newman who, being by me duly sworn, did depose and say that he resides at 1615 Mission Springs Drive, Katy, Texas 77450 ; and did acknowledge and represent that he has had an opportunity to consult with attorneys and other advisers of his choosing regarding the Separation Agreement and General Release and Waiver set forth therein, that he has reviewed all of the terms of the Separation Agreement and General Release and Waiver and that he fully understands all of its provisions, including, without limitation, the general release and waiver set forth therein.

/s/ Bruce F. Pitts		Bruce F. Pitts My Commission Expires October 1, 2007
Notary Public

Date:	10/4/05